UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2017

THE WALT DISNEY COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11605	95-4545390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California 91521
(Address of Principal Executive Offices) (Zip Code)

818 560-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Walt Disney Company (“Disney”) is filing this Amendment No. 1 on Form 8-K/A, which amends the Company’s Form 8-K filed on December 14, 2017 (the “Initial Form 8-K”), solely for the purpose of correcting a typographical error contained in the EDGARized version of the Agreement and Plan of Merger (the “Merger Agreement”), dated December 13, 2017, by and among Disney, TWC Merger Enterprises 2 Corp., a Delaware corporation and wholly owned subsidiary of Disney, TWC Merger Enterprises 1,  LLC, a Delaware limited liability company and wholly owned subsidiary of Disney, and Twenty-First Century Fox (“21CF”) that was filed as Exhibit 2.1 to the Initial Form 8-K.

The definition of “Exchange Ratio” in Section 2.02 of the EDGARized version of the Merger Agreement filed as Exhibit 2.1 to the Initial Form 8-K incorrectly provided that the Exchange Ratio is “an amount equal to the Base Exchange Ratio plus the quotient (which may be positive or negative, and shall be rounded to four decimal places) obtained by dividing (x) the Equity Adjustment Amount by (y) $190,857,018.174.”  The correct dollar figure contained in the definition of “Exchange Ratio” in the Merger Agreement executed by the parties is $190,857,018,174.

Exhibit 2.1 to the Initial Form 8-K should be disregarded.

The summary of the Merger Agreement contained in the Initial Form 8-K is qualified in its entirety by the full text of the Merger Agreement attached hereto as Exhibit 2.1 and the Merger Agreement attached hereto as Exhibit 2.1 is hereby incorporated by reference therein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Disney, 21CF or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Disney’s public disclosures.

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction between Disney and 21CF, Disney and 21CF will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Disney and 21CF that also constitutes a prospectus of Disney. 21CF will file with the SEC a registration statement for a newly formed subsidiary (“SpinCo”), which is contemplated to own certain assets and businesses of 21CF not being acquired by Disney in connection with the proposed transaction. 21CF and Disney may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which 21CF or Disney may file with the SEC. INVESTORS AND SECURITY HOLDERS OF 21CF AND DISNEY ARE URGED TO READ THE REGISTRATION STATEMENTS, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statements and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by 21CF and Disney through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of :

21CF	Disney
1211 Avenue of Americas	c/o Broadridge Corporate Issuer Solutions
New York, NY 10036	P.O. Box 1342
Attention: Investor Relations	Brentwood, NY 11717
1 (212) 852 7059	Attention: Disney Shareholder Services
1 (855) 553 4763

Participants in the Solicitation

21CF, Disney and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding 21CF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in 21CF’s Annual Report on Form 10-K for the year ended June 30, 2017 and its proxy statement filed on September 28, 2017, which are filed with the SEC. Information regarding Disney’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in Disney’s Annual Report on Form 10-K for the year ended September 30, 2017 and its proxy statement filed on January 13, 2017, which are filed with the SEC. A more complete description will be available in the registration statement on Form S-4, the joint proxy statement/prospectus and the registration statement of SpinCo.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction may not occur on the anticipated terms and timing or at all, (ii) the required regulatory approvals are not obtained, or that in order to obtain such regulatory approvals, conditions are imposed that adversely affect the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction, (iii) the risk that a condition to closing of the transaction may not be satisfied (including, but not limited to, the receipt of legal opinions and rulings with respect to the treatment of the transaction under U.S. and Australian tax laws), including a legal opinion on the tax-free treatment of the transaction to 21CF’s stockholders, (iv) the risk that the anticipated tax treatment of the transaction is not obtained, (v) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)) to be paid in connection with the Separation prior to the closing of the transactions could cause an adjustment to the exchange ratio, (vi) potential litigation relating to the proposed transaction that could be instituted against 21CF, Disney or their respective directors, (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transactions, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (ix) negative effects of the announcement or the consummation of the transaction on the market price of Disney’s common stock, (x) risks relating to the value of the Disney shares to be issued in the transaction and uncertainty as to the long-term value of Disney’s common stock, (xi) the potential impact of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of Disney’s operations after the consummation of the transaction and on the other conditions to the completion of the merger, (xii) the risks and costs associated with, and the ability of Disney to, integrate the businesses successfully and to achieve anticipated synergies,  (xiii) the risk that disruptions from the proposed transaction will harm 21CF’s or Disney’s business, including current plans and operations, (xiv) the ability of 21CF or Disney to retain and hire key personnel, (xv) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S., Australian or other foreign laws, rules or regulations, including tax laws, rules and regulations, that could delay or prevent completion of the proposed transactions or cause the terms of the proposed transactions to be modified, (xvi) as well as management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the proposed transactions, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed transactions, as well as in the registration statement filed with respect to SpinCo. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and the registration statement of SpinCo are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on  21CF’s or Disney’s consolidated financial condition, results of operations, credit rating or liquidity. Neither 21CF nor Disney assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01   Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of December 13, 2017, among Twenty-First Century Fox Inc., The Walt Disney Company, TWC Merger Enterprises 2 Corp. and TWC Merger Enterprises 1, LLC*

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Roger J. Patterson
Name: Roger J. Patterson
Title: Associate General Counsel and Assistant Secretary
Registered In-House Counsel

Date:  December 14, 2017

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of December 13, 2017, among Twenty-First Century Fox Inc., The Walt Disney Company, TWC Merger Enterprises 2 Corp. and TWC Merger Enterprises 1, LLC*

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.